Exhibit 10.01

Amendment to the Incentive Stock Option Agreement
between Sunrise Telecom Incorporated and Jeongeun Joo
dated February 7, 2006

Pursuant to its 1993 Stock Option Plan (the "Plan"), Sunrise Telecom Incorporated (the "Company") made an option grant (the "Option") to Jeongeun Joo ("Optionee") pursuant to a 1993 Employee Stock Option Plan Incentive Stock Option Agreement (the "Agreement"). The Option is as follows:

Number of Shares	Date	Expiration Date
15,000	April 13, 1996	April 13, 2006

The Company and Optionee hereby seek to amend Section 6(a) Basic Term of the Agreement in accordance with the following:

This Option shall in any event expire 90 days after effectiveness of the Company's Form S-8 registration statement covering the offer and sale of shares under the Option, but in no event later than December 31, 2006.

The effective date of this Amendment is February 7, 2006.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Agreement and the Plan.

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENTS REMAIN IN FULL FORCE AND EFFECT.

IN WITNESS WHEREOF, COMPANY and OPTIONEE have signed this Amendment. By signing this Amendment, Optionee agrees to all the terms and conditions described in this Amendment, in the Agreement, and in the Plan.
COMPANY		OPTIONEE
/s/ Paul A. Marshall Signature		/s/ Jeongeun Joo Signature
Paul A. Marshall President and CEO	February 7, 2006 Date	Jeongeun Joo Optionee	February 7, 2006 Date